                                    EXHIBIT  I
                                    ----------

                      SCHEDULE  13G  JOINT  FILING  AGREEMENT

     The undersigned and each other person executing this joint filing agreement (this "Agreement") agree as follows:

     (i) The undersigned and each other person executing this Agreement are individually eligible to use the Schedule 13G to which this Exhibit is attached and such Schedule 13G is filed on behalf of the undersigned and each other person executing this Agreement; and

     (ii) The undersigned and each other person executing this Agreement are responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of the undersigned or any other person executing this Agreement is responsible for the completeness or accuracy of the information statement concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.


                           *     *     *     *     *

Date:  February  11,  2000                    /s/  James  A.  Harris
                                              ----------------------
                                              James  A.  Harris


                                              JAMES  A.  HARRIS  GRANTOR
                                              RETAINED  ANNUITY  TRUST


                                              By:     /s/  Brett  A.  Harris
                                                      ----------------------
                                              Name:   Brett  A.  Harris
                                              Title:  Trustee


                                              THE  JAMES  A.  HARRIS  CHARITABLE
                                              REMAINDER  UNITRUST


                                              By:     /s/  Brett  A.  Harris
                                                      ----------------------
                                              Name:   Brett  A.  Harris
                                              Title:  Trustee


                                              THE  MICHAEL J. STONE AND ASHIA H.
                                              STONE REVOCABLE INTER VIVOS TRUST,
                                              DATED JUNE 30, 1989


                                              By:     /s/  Michael  J.  Stone
                                                      -----------------------
                                              Name:   Michael  J.  Stone
                                              Title:  Trustee


                                              /s/  Jeanne  T.  Richey
                                              -----------------------
                                              Jeanne  T.  Richey


                                              /s/  Morris  L.  Bishop,  Jr.
                                              -----------------------------
                                              Morris  L.  Bishop,  Jr.


                                              THE  EDWARD  A.  DOUGHERTY  AND
                                              LINDA  F.  DOUGHERTY  1998  FAMILY
                                              TRUST


                                              By:     /s/  Edward  A.  Dougherty
                                                      --------------------------
                                              Name:   Edward  A.  Dougherty
                                              Title:  Trustee


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                                              *
                                              ----------------------------------
                                              Charles  R.  Pullin



*     The  undersigned,  by  signing his name hereto, does sign and execute this
Schedule 13G on behalf of the above named individual(s) pursuant to the Power of Attorney executed by such individual(s) and filed with the Securities and Exchange Commission.


                                              /s/  James  A.  Harris
                                              ----------------------
                                              James  A.  Harris
                                              Attorney-in-fact